KITE REALTY GROUP

KRG LISTED NYSE

888.577.5600

kiterealty.com

Investors and Analyst
PRESENTED TO:
11.2011
KITE HEADQUARTERS Indianapolis, IN

KITE REALTY GROUP

DISCLAIMER
 This presentation contains certain statements that are not historical fact and may constitute forward-
 looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such
 forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including, without limitation: national and local economic, business, real estate and other market conditions, particularly in light of the current challenging economic conditions; financing risks, including the availability of and costs associated with sources of liquidity; the Company’s ability to refinance, or extend the maturity dates of, its indebtedness; the level and volatility of interest rates; the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies; the competitive environment in which the
 Company operates; acquisition, disposition, development and joint venture risks; property ownership and management risks; the Company’s ability to maintain its status as a real estate investment trust
 (“REIT”) for federal income tax purposes; potential environmental and other liabilities; impairment in the value of real estate property the Company owns; risks related to the geographical concentration of our properties in Indiana, Florida and Texas; assumptions underlying our anticipated growth sources; and
 other factors affecting the real estate industry generally. The Company refers you the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended
 December 31, 2010, which discuss these and other factors that could adversely affect the Company’s results. The Company undertakes no obligation to publicly update or revise these forward-looking statements (including the FFO and net income estimates), whether as a result of new information, future events or otherwise.

COMPANY OVERVIEW
• Stable Operating Portfolio
•  63 Properties in 10 states
•  53 Properties in the Retail Operating Portfolio; 93.1% leased
•  Diverse tenant base: Largest tenant represents only 3.2% of annualized base rent
•  5 mile demographics: Population 126,000; Average HHI $85,000

• Increased Leasing & Operating Productivity
• Over 650,000 square feet of leasing production through September 30, 2011 at aggregate rent spreads of 6.3%
• 8 consecutive quarters of positive rent spreads
• Same property net income increased 5.0% over the prior year
• Total revenue from property operations increased 8.4% over the prior year

• Development & Redevelopment Progress
• A groundbreaking is planned for early December 2011 at Delray Marketplace in Delray
 Beach, Florida.
• Whole Foods at Cobblestone Plaza in Pembroke Pines, Florida and Whole Foods at
 Oleander Point in Wilmington, North Carolina are under construction.
• South Elgin Commons in Chicago, Illinois became fully operational.
• Nordstrom Rack, The Container Store, and buybuy Baby have opened at Rivers Edge redevelopment in Indianapolis. Construction continues for remaining anchors Arhaus
 Furniture and BGI Fitness.

• Cash NOI Growth Potential	• $7.9 million of annualized cash NOI from executed leases
Information as of September 30, 2011

KITE
REALTY GROUP

KRG
LISTED
NYSE

888.577.5600

kiterealty.com

LEASING

5%
4%
3%
2%
1%
0%
-1%
-2%
-3%
-4%
-5%
-3.0%
-2.9%
-1.5%
-0.5%
-0.1%
1.0%
3.0%
5.0%
4th Qtr 2009
1st Qtr 2010
2nd Qtr 2010
3rd Qtr 2010
4th Qtr 2010
1st Qtr 2011
2nd Qtr 2011
3rd Qtr 2011

KRG LISTED NYSE

PORTFOLIO SAME STORE NOI TRENDS
KITE REALTY GROUP

95%
93%
91%
89%
87%
85%
90.1%
90.0%
90.0%
92.2%
92.2%
92.3%
93.0%
93.1%
4th Qtr 2009
1st Qtr 2010
2nd Qtr 2010
3rd Qtr 2010
4th Qtr 2010
1st Qtr 2011
2nd Qtr 2011
3rd Qtr 2011

KRG LISTED NYSE

LEASED PERCENTAGES: RETAIL OPERATING PORTFOLIO
• Total portfolio is currently 93.1% leased.

KITE REALTY GROUP

RENT SPREADS
KITE REALTY GROUP

	2011*	2010	2009
New Leases	8.9%	9.8%	4.4%
Renewals	2.6%	<3.5%>	<0.8%>
Weighted Total	6.3%	5.1%	2.1%
Rent Spreads
* Through September 30, 2011
• 8 consecutive quarters of positive aggregate rent spreads

400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
265,000
130,000
300,000
345,600
216,200
349,000
189,800
183,000
281,200
202,100
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011

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LISTED
NYSE

• Company-wide focus on leasing the portfolio to high-credit tenants.
• Total annual production
 • 2009 - 673,000
 • 2010 - 1,100,600
 • 2011 - 666,300*
Total Leasing Production - New and Renewal Leases
By Quarter
LEASING - ACTIVITY
* Through September 30, 2011
KITE REALTY GROUP

KITE REALTY GROUP

WHOLE FOODS MARKET

URBAN OUTFITTERS

FEED THE DAY corner bakery CAFE

buybuy BABY

NORDSTROM RACK

PEI WEI ASIAN DINER

KRG LISTED NYSE

RETAIL RELATIONSHIPS
New Retail Relationships
• National Retailers: Nordstrom Rack / The Container Store / Arhaus Furniture / Whole Foods /
 Fresh Market / Advanced Auto / Babies “R” Us and Toys “R” Us / Ulta / Urban Outfitters /
 Vitamin Shoppe / buybuy Baby / Apricot Lane / Bobby Chan / Chico’s / Dollar Tree / Goodwill
 / White House | Black Market / JoS. A. Bank
• Restaurants: BJ’s Brewhouse / Buffalo Wild Wings / Corner Bakery / Jason’s Deli / Pei Wei /
 Max’s Grille / Shula Burger / Brother’s Bar & Grill
KITE REALTY GROUP

KITE REALITY GROUP

Top 10 Retail Tenants

	Tenant	Number Of Locations	% of Owned GLA	% of Portfolio Annualized Base Rent [1]	S&P Credit Rating [2]
1	Publix	6	4.9%	3.1%	n/a
2	PetSmart	6	2.5%	2.7%	BB
3	Ross Stores	6	2.9%	2.4%	BBB+
4	Bed Bath & Beyond / buybuy Baby	6	2.9%	2.4%	BBB+
5	Toys "R" Us	3	2.4%	2.3%	B
6	Lowe's Home Improvement	2	2.2%	2.3%	A
7	Marsh Supermarkets	2	2.1%	2.1%	n/a
8	Dick's Sporting Goods	3	2.9%	1.8%	n/a
9	Staples	4	1.5%	1.6%	BBB+
10	HEB Grocery Company	1	1.8%	1.5%	n/a
	Total		**26.1%**	**22.2%**	

KRG LISTED NYSE

DIVERSE TENANT BASE
Quality Retail Tenants
KITE REALTY GROUP

(1) Annualized base rent represents the monthly contractual rent for September 2011 for each applicable tenant multiplied by 12.
(2) S&P credit ratings for parent company as of 10/24/2011.

KITE
REALTY GROUP

KRG
LISTED
NYSE

888.577.5600

kiterealty.com

DEVELOPMENT

KITE REALTY GROUP

WHOLE FOODS®
MARKET

KRG
LISTED
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KITE REALTY GROUP

COBBLESTONE PLAZA
Pembroke Pines, Florida
In-Process Development
• The Whole Foods building will be
 turned over during the 4th quarter with
 an opening expected in Q1, 2012.
• Construction on the Whole Foods
 building has increased awareness of
 the center. The project is 95.6%
 leased or committed as of September
 30, 2011.

KITE REALTY GROUP

WHOLE FOODS MARKET

KRG LISTED NYSE

KITE REALTY GROUP

OLEANDER SHOPPING CENTER
Wilmington, North Carolina
In-Process Redevelopment
• Oleander Shopping Center,
 Wilmington, NC, was acquired by
 Kite in February 2011.
• A 30,000 square foot Whole
 Foods will replace the former
 Lowes Food Store.
• Kite commenced construction of
 the new Whole Foods during the
 3rd quarter with a turnover to the
 tenant scheduled before
 December 31, 2011.

NORDSTROM rack

NORDSTROM rack
The Container Store
buybuy BABY
BGi Fitness
LEASING INFORMATION
888 577 5600
HARRY & IZZY'S

The Container Store
NOW OPEN

KRG
LISTED
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KITE REALTY GROUP

RIVERS EDGE
Indianapolis, Indiana
In-Process Redevelopment
• The Rivers Edge redevelopment is
 proceeding on schedule. New
 anchor tenants including
 Nordstrom Rack, The Container
 Store, and buybuy Baby have
 opened.
• Phase II of the project is under way
 and will include a new 18,000 SF
 BGI building and a renovated
 space for Arhaus Furniture.
• The center is 100% leased and is
 partially operational.

KITE REALTY GROUP

- The project is scheduledto open in fall, 2012.

Publix FRANK THEATRES Max's Grille

charming CHARLIE FAMIGLIA chico's

Orange leaf Apricot Lane BOBBYCHAN

Publix
FOOD & PHARMACY

KRG LISTED NYSE

KITE REALTY GROUP

DELRAY MARKETPLACE
Delray Beach, Florida
In-Process Development
• Received a $62 million construction
 loan commitment with an anticipated
 November closing.
• Official groundbreaking in the first
 week of December.
• Including anchors Publix and Frank
 Theatres, we currently have 23
 executed leases. The center is
 approximately 66% pre-leased or
 committed.

KITE REALTY GROUP

TARGET
DICK'S
NEW HILL ROAD
N.C. 55

DICK'S

KRG LISTED NYSE

KITE REALTY GROUP

NEW HILL PLACE
Holly Springs, North Carolina
Future Development
• Four national junior anchor leases are
 executed.
• Phase I of New Hill Place is scheduled
 to commence construction in spring.
• Construction loan to be finalized prior to
 construction commencement.

BALANCE SHEET

KITE REALTY GROUP

DEBT AND CAPITAL MARKETS UPDATE
Primary Debt Capital Market Initiatives
• Manage fixed to floating ratio to a goal of 80/20 (w/construction loan debt).
• Capitalize on low long-term interest rate environment.
• De-levering in process through NOI growth and non-core asset sales.
Significant Debt Transactions
• Closed on $82.0M of secured financing for 10 years at 5.44%. Proceeds were utilized to payoff loans on Glendale Town Center, Bayport Commons, and Eddy
 Street Commons
• Received a $62.0M construction loan commitment to finance the vertical construction at Delray Marketplace in Delray Beach, Florida
• Exercised the one-year extension option on the $20.4 million mortgage on
 Gateway Shopping Center.
As a result of these activities, the Company has no remaining 2011 maturities.

Schedule of Debt Maturities
(In millions)
180.0
165.0
150.0
135.0
120.0
105.0
90.0
75.0
60.0
45.0
30.0
15.0
.0
20.4
50.3
34.6
49.8
5.8
39.5
4.7
4.8
40.7
131.7
116.3
18.1
55.4
7.7
106.1
2011
2012
2013
2014
2015
2016
2017
2018
2019+
Unconsolidated
Construction
Line of Credit
Mortgage Debt

* Chart excludes annual principal payments and net premiums on fixed rate debt.

KITE REALTY GROUP

SCHEDULE OF DEBT MATURITIES
Extend duration of maturities while continuing to stagger debt maturities to mitigate risk.
(1) Line of credit maturity assumes we exercise the one year extension option.
(2) Subsequent to the quarter end, we exercised the one-year extension option.
(2)
(1)

KITE REALTY GROUP

In-Process Development / Redevelopment Cash NOI		
Projected incremental cash NOI from In-Process Developments and Redevelopments at Stabilization (1)	$	6,684,000
Projected quarter to reach stabilization: - Cobblestone Q4, 2011 - Oleander Q1, 2012 - Rivers Edge Q1, 2012 (Arhaus opening in the second half of 2012) - South Elgin (fully operational in late Q3, 2011)		
The weighted average percentage leased of the four projects is 97.3% and the capital required to complete is approximately $17 million.		
Executed Leases over 5,000 Square Feet		
8 new signed leases in tenant improvement phase including six at Eddy Street and removes rent associated with lease expirations	$	1,191,000
- Capital required to complete the tenant improvements is approximately $1.0 million		
Total incremental cash NOI contribution	**$**	**7,875,000**
(1) Excludes annualized cash NOI recognized in the Q3, 2011		

KRG LISTED NYSE

KITE REALTY GROUP

NOI GROWTH POTENTIAL THROUGH INCREMENTAL CASH NOI
• NOI growth potential through continued cash rent commencement from executed leases at operating properties and in-process development and redevelopment properties.
• Continue to improve our debt-to-EBITDA level as tenants who have executed leases take occupancy.
Information as of September 30, 2011